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                                                                   Exhibit 10.17
                                                                   -------------

                                 PROMISSORY NOTE
                                 ---------------

$100,000.00                                                    Date: June 6,2002

                         AMERICAN BIO MEDICA CORPORATION
                                    Borrower

                                 122 Smith Road
                           Kinderhook, New York 12106
                               Borrower's Address


1.  BORROWER'S PROMISE TO PAY

         AMERICAN BIO MEDICA CORPORATION, a New York corporation, (the "Borrower" or the "Undersigned"), for value received, promises to pay to the order of COLUMBIA ECONOMIC DEVELOPMENT CORPORATION (hereinafter referred to as "CEDC," "Lender" or "Note Holder") the sum of ONE HUNDRED THOUSAND AND 00/100 ($100,000.00) DOLLARS (the "Principal") at 444 Warren Street, Hudson, New York 12534, which shall be paid at such rate and in accordance with such terms as indicated below.

2.  RATE

         The Borrower shall pay interest at the rate indicated below (the "Interest Rate").

         If the Borrower does not reach the employment goal of 55 full-time equivalent employees at the Borrower's Kinderhook, New York facility by March 31, 2004, the interest rate shall be three (3.0%) percent per annum, effective April 1, 2004.

         If the employment level at the Borrower's Kinderhook, New York facility shall fall below 45 full-time equivalent employees at any time after the date of this Note, then the interest rate shall not be three (3.0% ) percent per annum, and the preceding paragraph shall not apply. Instead, the interest rate shall be a variable interest rate equal to the Wall Street Journal prime rate as of the first business date in the preceding January, and the rate will be adjusted each January thereafter for the remaining term of the loan based on the Wall Street Journal prime rate on the first business date in January for each year thereafter. The Wall Street Journal prime rate is defined as the highest prime rate published in the Wall Street Journal. The interest rate referenced herein will become effective as of the date that the employment level at the Borrower's Kinderhook, New York facility falls below 45 full-time equivalent employees.

         The Lender is not required to deliver any notice to the Borrower of a change in the interest rate. However, upon request, the Lender shall provide the Borrower with information regarding the dates and amounts of the change in the interest rate. There is no maximum limit on the amount that the interest rate may change.














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3.  REPAYMENT TERMS

         The Borrower will repay this Note by making successive monthly payments of Principal and interest based upon the amount due amortized over a ten (10) year period commencing on the first day of the second month after repayment of the amount due on the Note is required, and ending on the first day of the one hundred twentieth (120) month thereafter when the remaining unpaid Principal and interest shall be due and payable in full. The Borrower will also make an interest only payment based on the amount due and the interest rate as set forth herein on the first day of the first month after repayment of the loan is due.

4.  BUSINESS LOAN

         The Borrower represents and warrants that this Note evidences a loan for business or commercial purposes and is not a consumer transaction.

5.  APPLICATION OF PAYMENTS

         Each payment received on this Note shall be applied first to interest due and then to the outstanding principal balance. However, if there are any additional amounts due to CEDC hereunder, such as late charges, CEDC may elect to apply any monies received for payment of such additional amounts due, prior to applying same toward payment of the principal balance.

6.  COLLECTION OR ENFORCEMENT COSTS

         If it is necessary for CEDC to bring any action or proceeding in order to collect any amounts due hereunder or as a result of a breach of any of the terms or conditions herein, including an action or proceeding pursuant to
Article 9 of the Uniform Commercial Code, or if CEDC is made a party to a lawsuit by virtue of this agreement, the Borrower shall be responsible for paying all costs, expenses and reasonable attorneys' fees incurred by CEDC in such lawsuit, action or proceeding, and also for all costs, expenses and reasonable attorneys' fees incurred by CEDC incidental to the care, preservation, processing and sale of the Collateral, or in any way relating to the rights of CEDC hereunder.

7.  BINDING AGREEMENT;GOVERNING LAW

         The Note shall be binding upon the heirs, successors and assigns of the Borrower and CEDC. It shall be interpreted and construed in accordance with the laws of New York State.

8.  MORE THAN ONE SIGNER

         If more than one person or entity signs this Note as a Borrower, the obligations contained herein shall be deemed joint and several and all references to "Borrower" shall apply to all persons signing this agreement both individually and jointly.

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9.  DEFAULT

         The total unpaid balance of this Note shall become due and payable without notice or demand upon the occurrence of anyone of the following "Events of Default"; (a) default in any payment of principal or interest when due under this Note and the continuance thereof for twenty (20) days after the due date, except that the twenty-day period shall not apply for any payment due at the end of the term or upon demand, which shall be due immediately upon such date; (b ) default in any payment of late charges when due under this Note and the continuance thereof for ten (10) days after the due date; (c) failure to fulfill or perform any other term of this Note or to keep any promises made in this Note or related Term Loan Agreement, mortgage, building loan agreement or security agreement, if any; ( d) a false or incomplete statement in any information submitted to CEDC in connection with this Note; (e) entry of a judgment against the Borrower; (f) a significant decline in the value of any real or personal property securing payment of this Note; (g) business failure or dissolution of any Borrower; (h) death of the insured under any life insurance policy securing payment of this Note or the cancellation of the policy for any reason; (i) commencement of any bankruptcy, receivership or similar proceeding involving any Borrower as debtor; 0) transfer of any interest in the Collateral pledged or granted to the CEDC as a security interest, or any other breach by the Borrower with regard to the terms and conditions of the security instrument given by the Borrower to the Lender; (k) default by any guarantor of the Borrower with respect to any obligation of such guarantor to the Lender; (I) default with respect to any of the terms and conditions set forth in the commitment letter from the Lender to the Borrower dated January 29,2002; (m) Borrower fails to comply with reporting requirements of the United States of America Housing and Urban Development Agency relative to job creation and retention.

10. WAIVER

         The Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest and/or notice of dishonor, and protest of this Note.

11. EXCESS INTEREST

         At no time shall the Interest Rate exceed the highest rate allowed by law for this type of loan. Should this occur or should the Lender ever erroneously collect interest at a rate which exceeds the applicable legal limit, such excess will be credited to principal. However, this shall not be grounds for voiding the Borrower's obligations hereunder and in such event, the Borrower's obligations shall be deemed to be automatically modified to conform with any such applicable legal limit.

12. GIVING OF NOTICES OR DEMANDS

         Any notice or other formal communication given either by Borrower or by the Lender will


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be in writing, and shall be deemed sufficiently given if delivered by anyone of the following methods: (i) personal delivery which, in case of notice to the Lender, shall be to an officer or principal thereof; (ii) certified or registered mail, return receipt requested, postage prepaid and properly addressed as set forth below; or (iii) Federal Express or other nationally recognized courier services providing written evidence of delivery .Addresses for receipt of notices are as follows:

         To the Borrower:                                     To the Lender:
         ----------------                                     --------------
         American Bio Medica Corporation             Columbia Economic Development Corporation
         122 Smith Road                                       444 Warren Street
         Kinderhook, New York 12106                           Hudson, New York 12534

         Either party may change address for receipt of notices by written notice given to the other party in the manner provided above.

13. RIGHT TO TRANSFER

         CEDC may transfer or assign this Note and deliver all or any of its rights in the Collateral held as security there for to another party or entity which shall thereupon become vested of all of the powers and rights given to CEDC herein, and CEDC shall thereafter be forever relieved and fully discharged of any liability or responsibility to the Borrower.

14. LATE CHARGES

         In addition to any other payment required herein, the Borrower shall also be obligated to pay a late charge of five (5.0%) percent or Twenty-Five ($25.00) Dollars, which ever amount is greater for any payment due hereunder which is received by CEDC more than ten (10) days after such payment is due. This payment shall automatically be payable by the Borrower to CEDC, without demand, and the failure to pay same shall constitute a default in accordance with paragraph "9" of this Note.

15. ALL MODIFICATIONS IN WRITING

         No modification or waiver of any of the provisions of this Note shall be effective unless in writing, signed by an officer of CEDC and only to the extent therein set forth, nor shall any such waiver be applicable, except in the specific instance for which given.

16. WAIVER OF JURY TRIAL AND SETOFFS

         The Borrower hereby waives trial by jury and the right to interpose any setoffs of any kind in any litigation commenced by CEDC relating to this Note or any Collateral security for this Note.





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17. STRICT PERFORMANCE

         The failure of CEDC to immediately act with respect to any of its rights herein shall not be deemed to be a waiver on its part with respect to any such rights, and CEDC shall have the right to so act with respect to any of its rights herein at any time thereafter.

18. CROSS-DEFAULT

         The Borrower hereby covenants and agrees that any event constituting a default in the terms, covenants and conditions of any Notes, Mortgages, agreements or other obligations given to the Lender, or a default in the terms, covenants and conditions of any Notes, Mortgages, agreements or other obligations given to another Lender and secured by Collateral pledged to the Lender herein (including both real and personal property) shall be considered a default of the terms, covenants and conditions of this Note, and the Lender may take whatever action it deems necessary pursuant to said default. Furthermore, a default in the terms, covenants and/or conditions of this Note shall constitute a default in the terms, covenants and conditions of any other Notes, Mortgages, agreements or other obligations given by the Borrower to the Lender.

19. SECURED NOTE

         In addition to the protections given to the Lender under this Note, the Borrower has also given the Lender a mortgage and a security agreement on certain real and personal property (the "Security Instruments") dated the same date as this Note, which provides the Lender with certain rights as set forth herein and also sets forth certain obligations on the part of the Borrower. A default in any of the provisions of any Security Instrument shall constitute a default with respect to this Note. By granting a security interest in this Collateral, Borrower intends to provide the Lender with security for payment of said Note and obligation, including any extensions, modifications or renewals thereof.

20. SALE OR TRANSFER OF PROPERTY OR INTEREST THEREIN IS PROHIBITED

         The Borrower may not sell or otherwise transfer all or any part of any property pledged as collateral pursuant to any Security Instrument executed by the Borrower in connection with this transaction. In addition, if the Borrower is not a natural person, no beneficial interest in the Borrower, corporation, partnership or other entity may be sold or otherwise transferred to any other party without the express written consent of the Lender. If all or any part of the property or any interest in the property referred to herein is sold or otherwise transferred or if the beneficial interest in the Borrower, corporation, partnership or other entity is sold or otherwise transferred where the Borrower is not a natural person, the entire indebtedness under the Note and underlying Security Instruments shall become immediately due and payable. If the Borrower fails to pay these sums, the Lender may bring a lawsuit for foreclosure and sale or invoke any remedies permitted pursuant to this Note or any of the Security Instruments, without further notice or demand on the Borrower.




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21. BORROWER'S RIGHT TO PREPAY

         The Borrower shall have the right to make a full prepayment or partial prepayment of the principal due hereunder at any time, without penalty. When the Borrower makes a prepayment, the Borrower will tell the Lender, in writing, that it is doing so. If the Borrower makes a partial prepayment, there will be no change in the due dates or in the amount of the monthly payments unless otherwise agreed to in writing by the Lender .

22. REPAYMENT REQUIREMENT PURSUANT TO THIS NOTE

         The One Hundred Thousand and 00/lOO ($100,000.00) Dollars evidenced by this Note is in "the form of a conditional grant to the Borrower which grant does not need to be repaid as long as the Borrower attains and maintains certain employment thresholds referenced in the commitment letter, dated January 29,2002. If the Borrower does not maintain such employment thresholds, the grant will automatically convert into a loan which shall be repaid pursuant to the provisions of the commitment letter and this Note.

         Fifty Thousand and 00/lOO ($50,000.00) Dollars of the grant will be awarded at this time, with the provision that the Borrower must reach the employment goal of 55 full-time equivalent employees at its Kinderhook, New York facility by March 31, 2004. If the Borrower does not reach this employment goal by March 31, 2004, then the grant will automatically convert into a loan to be amortized over a ten (10) year period at three (3.0%) percent per annum interest in accordance with the provisions of this Note, and no further advances will be made to the Borrower. Provided that Borrower meets this employment goal of 55 full-time equivalent employees at its Kinderhook, New York facility by March 31, 2004, then the Borrower will be eligible for two (2) further advances of $25,000.00 each which will be made to the Borrower when Borrower achieves employment thresholds of 60 and 75 full-time equivalent employees at its Kinderhook, New York facility respectively.

         The opportunity to obtain further advances by the Borrower pursuant to the grant will expire on March 31,2006.

         Also, if the employment level at the Borrower's Kinderhook, New York facility shall fall below 45 full-time equivalent employees at any time after the date hereof and prior to March 31, 2012, and if the grant has reached the second or third advance when such employment falls below 45 full-time equivalent employees, then the grant will also convert into a loan and will be repaid to the Lender based upon the following schedule:

    o 90% of the total grant made, if employment falls below threshold in 2004, to be repaid over nine (9) years at the appropriate interest rate set forth in paragraph 2.
    o 80% of the total grant made, if employment falls below threshold in 2005, to be repaid over eight (8) years at the appropriate interest rate set forth in paragraph 2.
    o 70% of the total grant made, if employment falls below threshold in 2006, to be repaid over seven (7) years at the appropriate interest rate set forth in paragraph 2.




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    o    60% of the total grant made, if employment falls below threshold in
         2007, to be repaid over six (6) years at the appropriate interest rate set forth in paragraph 2.
    o 50% of the total grant made, if employment falls below threshold in 2008, to be repaid over five (5) years at the appropriate interest rate set forth in paragraph 2.
    o 40% of the total grant made, if employment falls below threshold in 2009, to be repaid over four (4) years at the appropriate interest rate set forth in paragraph 2.
    o 30% of the total grant made, if employment falls below threshold in 2010, to be repaid over three (3) years at the appropriate interest rate set forth in paragraph 2.
    o 20% of the total grant made, if employment falls below threshold in 2011, to be repaid over two (2) years at the appropriate interest rate set forth in paragraph 2.
    o 10% of the total grant made, if employment falls below threshold in 2012, to be repaid over one (1) year at the appropriate interest rate set forth in paragraph 2.

         IN WITNESS WHEREOF, this Note has been signed by the Borrower at Hudson, New York on June 6, 2002

                                AMERICAN BIO MEDICA CORPORATION,
                                Borrower

                                By: /s/ Stan Cipkowski
                                    --------------------------------------------
                                        Stan Cipkowski, Exec. V.P.

                                By: /s/ Keith E. Palmer
                                        ----------------------------------------
                                        Keith E. Palmer, Chief Financial Officer

STATE OF NEW YORK  )
                   )            ss.:
COUNTY OF COLUMBIA )

         On the 6th day of June in the year 2002 before me, the undersigned, personally appeared Stan Cipkowski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                            /s/
                                            ------------------------------------
                                            Signature and Office of Individual
                                            taking acknowledgment




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STATE OF NEW YORK   )
                    )       ss.:
COUNTY OF COLUMBIA  )

         On the 6th day of June in the year 2002 before me, the undersigned, personally appeared Keith E. Palmer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                              /s/
                                              ----------------------------------
                                              Signature and Office of Individual
                                              taking acknowledgment














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